Exhibit 99.1

FOR IMMEDIATE RELEASE

Berry Global Group, Inc. Announces Proposed Offering of First Priority Senior Secured Notes

EVANSVILLE, Ind.-- December 15, 2020 -- Berry Global Group, Inc. (NYSE:BERY) (“Berry”) announced today that its wholly-owned subsidiary, Berry Global, Inc. (the “Issuer”), plans to issue a new series of first priority senior secured notes (the “Notes”).

The net proceeds from the offering are intended to prepay a portion of certain existing term loans of the Issuer and to pay certain fees and expenses related to the offering.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes have not been registered under the Securities Act or any state or other securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About Berry Global

Berry Global Group, Inc. (NYSE:BERY), headquartered in Evansville, Indiana, is committed to its mission of ‘Always Advancing to Protect What’s Important,’ and proudly partners with its customers to provide them with value-added protective solutions that are increasingly light-weighted and easier to recycle or reuse. Berry is a leading global supplier of a broad range of innovative rigid, flexible, and non-woven products used every day within consumer and industrial end markets. Berry, a Fortune 500 company, has over 47,000 employees and generated over $11.7 billion of net sales in fiscal 2020 from operations that span 295 locations on six continents. For additional information, visit Berry’s website at berryglobal.com.

Forward Looking Statements

Certain statements and information included in this release may constitute “forward looking statements” within the meaning of the federal securities laws. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “project,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to our strategy, plans, intentions, or expectations. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to our expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results.

Important factors that could cause actual results to differ materially from our expectations, which we refer to as cautionary statements, are disclosed in Berry’s filings with the U.S. Securities and Exchange Commission (the “SEC”). In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained herein may not in fact occur. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date hereof. All forward-looking statements are made only as of the date hererof and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Berry Global Group, Inc.
Media:
Eva Schmitz, 812-306-2424
evaschmitz@berryglobal.com
or
Investors:
Dustin Stilwell, 812-306-2964
dustinstilwell@berryglobal.com